                          SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


                         Filed by the Registrant [X]

               Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           ALLEGIANT BANCORP, INC.
              (Name of Registrant as Specified in its Charter)
                                     N/A
    (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No Fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed maximum aggregate value of transaction:
         5)   Total Fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of our filing.

1)       Amount Previously Paid:
2)       Form, Schedule or Registration Statement No.:
3)       Filing Party:
4)       Date Filed:

                               March 22, 2002




     Dear Fellow Shareholders:

              Our Annual Meeting of Shareholders will be held at The History Museum, 5700 Lindell Blvd., St. Louis, Missouri 63112, at 4:00 p.m., local time, on Thursday, April 18, 2002. The Notice of Annual Meeting of Shareholders, Proxy Statement and proxy that accompany this letter outline fully matters on which action is expected to be taken at the Annual Meeting.

              We cordially invite you to attend the Annual Meeting. Even if you plan to be present at the meeting, we request that you date, sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The mailing of an executed proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                          Sincerely,




                                          MARVIN S. WOOL
                                          Chairman of the Board

                           ALLEGIANT BANCORP, INC.
                              2122 KRATKY ROAD
                          ST. LOUIS, MISSOURI 63114
                                314-692-8200


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD THURSDAY, APRIL 18, 2002

       APPROXIMATE DATE OF MAILING TO SECURITY HOLDERS: MARCH 22, 2002



Dear Shareholder:

         The Annual Meeting of Shareholders of Allegiant Bancorp, Inc., a Missouri corporation, will be held at The History Museum, 5700 Lindell Blvd., St. Louis, Missouri 63112, on Thursday, April 18, 2002, at 4:00 p.m., local time, for the following purposes:

         1.   To elect four Class II members of the Board of Directors;

         2. To approve and adopt the Allegiant Bancorp, Inc. 2002 Stock Incentive Plan;

         3. To approve and adopt an amendment to the Allegiant Bancorp, Inc. 2000 Stock Incentive Plan; and

         4. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Our board of directors has fixed the close of business on March 8, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting.

         The accompanying Proxy Statement sets forth important information and is deemed incorporated by reference in this notice.

                                          By Order of the Board of Directors,




                                          KEVIN R. FARRELL
                                          Secretary

March 22, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                           ALLEGIANT BANCORP, INC.
                              2122 KRATKY ROAD
                          ST. LOUIS, MISSOURI 63114
                                314-692-8200

                               PROXY STATEMENT

                  FOR ANNUAL MEETING OF SHAREHOLDERS TO BE
                      HELD ON THURSDAY, APRIL 18, 2002

                              -----------------

                                   GENERAL


         This Proxy Statement is furnished to the shareholders of Allegiant Bancorp, Inc., a Missouri corporation, in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at The History Museum, 5700 Lindell Blvd., St. Louis, Missouri 63112, at 4:00 p.m., local time, on Thursday, April 18, 2002, and at any adjournment or postponement of such meeting, for the purposes set forth in the accompanying notice of annual meeting of shareholders.

         Your proxy is being solicited by our board of directors and will be voted in accordance with the instructions contained in the proxy. If no choice is specified, proxies will be voted in favor of the election of the nominees for director proposed by our board of directors in Proposal I, in favor of the approval and adoption of the Allegiant Bancorp, Inc. 2002 Stock Incentive Plan in Proposal II and in favor of the approval and adoption of the amendment to the Allegiant Bancorp, Inc. 2000 Stock Incentive Plan in Proposal III. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy with our corporate secretary at our principal offices or by attending the annual meeting and voting the shares in person. Attendance alone at the annual meeting will not of itself revoke a proxy. Proxies that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the annual meeting and any adjournment or postponement of such meeting.

         This Proxy Statement, the notice of annual meeting and the accompanying proxy were first mailed to our shareholders on or about March 22, 2002. We will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. Our directors, executive officers and employees also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by us for their reasonable expenses incurred in sending proxy materials to beneficial owners.

         Only shareholders of record at the close of business on March 8, 2002 are entitled to notice of, and to vote at, the annual meeting. On such date, there were 15,501,206 shares of our common stock, $.01 par value, issued and outstanding. Except as described below with respect to cumulative voting in the election of directors, the holder of each outstanding share of common stock is entitled to one vote on each matter to be acted upon at the annual meeting. Shares subject to abstentions will be treated as shares that are present at the annual meeting for purposes of determining the presence of a quorum and as voted for the purposes of determining the base number of shares voted on any proposal. If a broker or other nominee holder indicates on the proxy that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be treated as present at the annual meeting for purposes of determining the presence of a quorum and will not be considered as voted for purposes of determining the approval of the shareholders on a particular proposal.

         Cumulative voting is applicable to the election of our directors. In the election of directors, a shareholder is entitled to cast as many votes as shall equal the number of shares he or she owns of our common stock multiplied by four, the number of directors to be elected at the annual meeting. A shareholder may cast all votes for a single candidate or may distribute them among two or more candidates as the shareholder may decide. Each duly executed proxy in the form enclosed will be voted "FOR" all the company's nominees listed on such proxy, unless otherwise directed in the proxy. If a shareholder gives a proxy in the form enclosed but withholds authority to vote for one or more of the nominees listed on the proxy, the number of votes represented by such shareholder's proxy shall be divided equally, to the extent practicable without creating fractional votes, among the remaining nominees.

         The approval and adoption of the 2002 Stock Incentive Plan and the amendment to the 2000 Stock Incentive Plan each require the affirmative vote of a majority of the votes cast on such proposal at the meeting.

                      PROPOSAL I. ELECTION OF DIRECTORS

         Four individuals will be elected at the annual meeting to serve as Class II directors for a term of three years. The four nominees receiving the greatest number of votes at the annual meeting will be elected.

         The persons named as proxies on the accompanying proxy intend to vote all duly executed proxies received by our board of directors for the election of the following individuals nominated by our board of directors:
Robert L. Chambers, Leland B. Curtis, Shaun R. Hayes and John L. Weiss as Class II directors, except as otherwise directed by the shareholder on the proxy.

         Messrs. Chambers, Curtis, Hayes and Weiss currently serve as directors. If for any reason Mr. Chambers, Mr. Curtis, Mr. Hayes or Mr. Weiss becomes unavailable for election, which is not now anticipated, the persons named in the accompanying proxy will vote for such substitute nominee as is designated by our board of directors.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ROBERT
L. CHAMBERS, LELAND B. CURTIS, SHAUN R. HAYES AND JOHN L. WEISS AS CLASS II DIRECTORS.

         The name, age, principal occupation or position and other directorships with respect to Messrs. Chambers, Curtis, Hayes and Weiss and the other directors whose terms of office will continue after the annual meeting is set forth below.

     CLASS II - TO BE ELECTED FOR A TERM OF THREE YEARS EXPIRING IN 2005

         ROBERT L. CHAMBERS, 40, has served as a director since December 2000. Mr. Chambers has been president of Huntleigh Securities Corp., a brokerage company, since September 2000. Prior to such time, he was chief executive officer of K.W. Chambers & Co., a regional full-service broker/dealer, for more than five years.

         LELAND B. CURTIS, 58, has served as a director since 1996 and was a director of Allegiant Bank from 2000 to November 2001. Mr. Curtis has been a partner in the St. Louis, Missouri law firm of Curtis, Oetting, Heinz, Garrett & Soule for more than the past five years.

         SHAUN R. HAYES, 42, has served as a director and our president since 1989 and became our chief executive officer in January 1999. Additionally, Mr. Hayes has served as a director of Allegiant Bank since 1990 and as its president and chief executive officer since May 1992.

         JOHN L. WEISS, 46, has served as a director since March 1999 and as a director of Allegiant Bank since 1996. Mr. Weiss has been president of Brentwood Volvo, an automobile dealership in St. Louis, Missouri, for more than 14 years and has been the general manager of Feld Toyota, an automobile dealership in St. Louis, Missouri, since February 2000.

                CLASS III - TO CONTINUE IN OFFICE UNTIL 2003

         LEON A. FELMAN, 67, has served as a director since 1992 and as a director of Allegiant Bank since 2000. Additionally, Mr. Felman has, since November 2000, served on the board of directors of Dynex, Inc., a Richmond, Virginia-based mortgage real estate investment trust listed on the New York Stock Exchange. Mr. Felman has been a private investor since 1999. For more than 30 years before that time, he was associated with Sage Systems, Inc., a franchisee of Arby's restaurants in the St. Louis area, and served as its president and chief executive officer.

         DOUGLAS P. HELEIN, 50, was appointed as a director in October 2001 pursuant to the terms of the agreement and plan of merger between Allegiant Bancorp, Inc. and Southside Bancshares Corp. Mr. Helein has been an insurance broker of Welsch, Flatness & Lutz, Inc., an insurance agency, for more than the past five years. He was a director of Southside Bancshares Corp. from 1992 through September 2001.

         MICHAEL R. HOGAN, 48, has served as a director since October 2000. Mr. Hogan has been chief administrative officer, chief financial officer and vice president of Sigma-Aldrich Corporation, a life science company, since April 1999. Prior to such time, he served three years as corporate vice president and controller for Monsanto Company, manufacturer of agricultural and biotechnology products and other consumer products.

         C. VIRGINIA KIRKPATRICK, 68, has served as a director since 1990 and as a director of Allegiant Bank since 1990. Ms. Kirkpatrick has been president of CVK Personal Management & Training Specialists, a business consulting and human resource management firm, since 1982.

         MARVIN S. WOOL, 73, has served as a director since 1990 and as our chairman and the chairman of Allegiant Bank since March 1992. From March 1992 through December 1998, Mr. Wool served as our chief executive officer. For more than the past five years, Mr. Wool has served as the president and chief executive officer of Dash Multi-Corp, the holding company for subsidiary companies that are in the chemical, cloth coating and carpet industries. He also serves as chairman of R-B Rubber Products, Inc., a publicly-held integrated rubber recycler.

                 CLASS I - TO CONTINUE IN OFFICE UNTIL 2004

         KEVIN R. FARRELL, 50, has served as a director since 1989 and as our corporate secretary since 1994 and as a director of Allegiant Bank since 1990. Mr. Farrell has been president of Great Ledge Development, formerly St. Louis Steel Products, a metal forming company, since its founding in 1990.

         RICHARD C. FELLHAUER, 59, has served as a director since December 2000. Mr. Fellhauer has been a Senior Vice President of Allegiant Bank since November 2000. Prior to such time, he was the president, chief executive officer and chairman of the board of Equality Bancorp, Inc., the holding company for Equality Savings Bank, from 1982 to November 2000.

         THOMAS M. TESCHNER, 45, was appointed as a director of Allegiant Bancorp, Inc. and Allegiant Bank in October 2001 pursuant to the terms of the agreement and plan of merger between Allegiant Bancorp, Inc. and Southside Bancshares Corp. Mr. Teschner has been a private investor since October 2001. Prior to such time, he was the president and chief executive officer of Southside Bancshares Corp., the holding company for South Side National Bank, from 1992 through September 2001.

         ROBERT E. WALLACE, JR., 45, has served as a director since October 2000. Mr. Wallace has been the senior vice president of administration/general counsel of the St. Louis Rams, a professional football team, since 1995.

         LEE S. WIELANSKY, 50, has served a director since 1990 and was a director of Allegiant Bank from 2000 to November 2001 and served as vice chairman of Allegiant Bank from February 1999 through November 2001. Mr. Wielansky has been the president and chief executive officer of JDN Development Company, a real estate investment trust listed on the New York Stock Exchange, since November 2000 and a member of its board of directors since February 2001. He has been a member of the board of directors of Acadia Realty, a real estate investment trust listed on the New York Stock Exchange, since June 2000. Prior to such time, he was managing director of investments and a member of the board of directors of Regency Realty Corporation, a publicly-held real estate investment trust, for more than three years and was the president and chief executive officer of Midland Development Group, a real estate development company, for more than five years.

                           * * * * * * * * * * * *

         We received a shareholder proposal for election of Michael A. Deelo as a director. Mr. Deelo was not nominated by our board of directors. However, pursuant to the Securities Exchange Act of 1934, we have included the shareholder proposal in this Proxy Statement and the proxy.

         As discussed below under "Shareholder Proposal" the proposed nomination of Mr. Deelo was not made in accordance with our director nomination procedures. The procedures, which are set forth in our by-laws and were specifically described in our joint proxy statement/prospectus, dated August 7, 2001, require a shareholder to provide us written notice of his or her intent to nominate an individual for election to the board of directors at this year's annual meeting not earlier than the 90th day prior to the annual meeting nor later than the close of business on the 60th day prior to the annual meeting. The shareholder proposal was not submitted in accordance with this requirement. As a result, Michael A. Deelo has not been properly nominated for a director at the meeting. Accordingly, a proxy marked "for" the shareholder proposal will not result in a vote being cast to elect him by the proxies in the election of directors.

         The board believes that the procedures set forth in the by-laws are reasonable to assure the orderly conduct of shareholder meetings and are not unduly burdensome for shareholders. Thus, the board believes that it is in the best interests of the company and all its shareholders that the published procedures for shareholder proposals be applied consistently and uniformly.

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

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth information regarding the amount of our common stock and trust preferred securities of our affiliates beneficially owned, as of March 8, 2002, by each person who is a named executive officer, director or known by us to own beneficially more than 5% of our common stock, and all of our directors and executive officers as a group:

                                                                  CAPITAL TRUST I                CAPITAL TRUST II
                                     COMMON STOCK(1)       TRUST PREFERRED SECURITIES(2)   TRUST PREFERRED SECURITIES(3)
                                 -----------------------   -----------------------------   -----------------------------
                                    NUMBER                     NUMBER                          NUMBER
                                   OF SHARES                  OF SHARES                       OF SHARES
          NAME OF                BENEFICIALLY   PERCENT     BENEFICIALLY        PERCENT     BENEFICIALLY       PERCENT
     BENEFICIAL OWNER                OWNED      OF CLASS        OWNED           OF CLASS        OWNED          OF CLASS
     ----------------            ------------   --------    ------------        --------    ------------       --------

     Robert L. Chambers             24,208 (4)     (22)             -               -              -               -
     Leland B. Curtis               46,349 (5)     (22)             -               -              -               -
     Kevin R. Farrell              346,820 (6)     2.2            700             (22)             -               -
     Richard C. Fellhauer          163,122 (7)     1.1              -               -              -               -
     Leon A. Felman                864,943 (8)     5.6         53,020             3.1            760             (22)
     Shaun R. Hayes                502,806 (9)     3.2              -               -              -               -
     Douglas P. Helein             303,933 (10)    2.0              -               -              -               -
     Michael R. Hogan               17,500 (11)    (22)             -               -              -               -
     C. Virginia Kirkpatrick       150,263 (12)    1.0          1,000             (22)             -               -
     Thomas M. Teschner            335,122 (13)    2.1              -               -              -               -
     Robert E. Wallace, Jr.         11,530 (14)    (22)             -               -              -               -
     John L. Weiss                  28,156 (15)    (22)             -               -          2,000             (22)
     Lee S. Wielansky              146,843 (16)    (22)        10,000             (22)             -               -
     Marvin S. Wool                793,194 (17)    5.1              -               -          2,400             (22)
     Thomas A. Daiber               40,972 (18)    (22)             -               -              -               -
     Paul F. Glarner                51,068 (19)    (22)             -               -              -               -
     Jeffrey S. Schatz              26,215 (20)    (22)             -               -              -               -
     Arthur E. Weiss                15,264 (21)    (22)             -               -              -               -

     All directors and executive
      officers as a group
      (18 persons)               3,868,400 (23)   24.3%        64,720             3.8%         5,160             0.3%

NAME OF OTHER
PRINCIPAL SECURITY HOLDER
-------------------------

     First Banks, Inc. (24)      1,205,929         7.8%             -               -              -               -

----------------------

(1) Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his or her name and is deemed to own shares issuable upon exercise of stock options which were exercisable at March 8, 2002 or which were to become exercisable within 60 days thereafter. The percentage calculations for beneficial ownership are based upon 15,501,206 shares of our common stock that were issued and outstanding as of March 8, 2002, plus, with respect to each individual and for all directors and executive officers as a group, the number of shares subject to options that may be acquired upon exercise within 60 days after March 8, 2002.

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(2)    The percentage calculations for beneficial ownership are based upon
       1,725,000 shares of non-voting trust preferred securities of Allegiant Capital Trust I that were issued and outstanding as of March 8, 2002. We own all of the common securities of Allegiant Capital Trust I.

(3) The percentage calculations for beneficial ownership are based upon 1,600,000 shares of non-voting trust preferred securities of Allegiant Capital Trust II that were issued and outstanding as of March 8, 2002. We own all of the common securities of Allegiant Capital Trust II.

(4) Total includes 10,712 shares subject to stock options exercisable within 60 days.

(5) Total includes: 13,349 shares held jointly with Mr. Curtis' spouse; and 19,850 shares subject to stock options exercisable within 60 days.

(6) Total includes: 193,619 shares held of record by Pentastar Family Holdings, Inc.; 94,680 shares held of record by Cuttyhunk Investments, LLC; 1,751 shares held by Fidelity Investments as Trustee for the IRA of Mr. Farrell's spouse; 1,512 shares held by NFSC/FMTC as Trustee for the IRA of Mr. Farrell's spouse; and 4,950 shares subject to stock options exercisable within 60 days.

(7) Total includes: 34,838 shares held jointly with Mr. Fellhauer's spouse; 1,810 shares held by Mr. Fellhauer as custodian for his two children; 3,661 shares held in the IRA account of Mr. Fellhauer's spouse; 75,861 shares held subject to our section 401(k) plan; 23,035 shares held in Mr. Fellhauer's IRA plan; 383 shares held jointly with Michael Walsh; and 24,534 shares subject to stock options exercisable within 60 days.

(8) Total includes: 758,025 shares held in the Leon A. Felman Family Trust of which Mr. Felman is the voting trustee; 62,400 shares held in the Felman Family Partnership, LP of which Mr. Felman is the voting partner; and 4,950 shares subject to stock options exercisable within 60 days. Mr. Felman's address is 2122 Kratky Road, St. Louis, MO 63114.

(9) Total includes: 5,082 shares held for the benefit of Mr. Hayes' children as to which he has voting rights; 2 shares held of record by Mr. Hayes' spouse; 4,059 shares held subject to our section 401(k) plan; 30,000 shares of restricted stock; and 77,495 shares subject to stock options exercisable within 60 days.

(10)   Total includes no shares subject to stock options.

(11) Total includes 7,500 shares subject to stock options exercisable within 60 days.

(12) Total includes: 16,033 shares held jointly with Ms. Kirkpatrick's spouse; 3,015 shares held of record by Ms. Kirkpatrick's spouse; 25,927 shares held in the IRA of Ms. Kirkpatrick's spouse; 8,317 shares held jointly with Ms. Kirkpatrick's children; and 19,850 shares subject to stock options exercisable within 60 days.

(13) Total includes 102,304 shares subject to stock options exercisable within 60 days.

(14) Total includes: 2,000 shares held jointly with Mr. Wallace's spouse; and 7,500 shares subject to stock options exercisable within 60 days.

(15) Total includes: 1,118 shares held of record by Mr. Weiss' spouse; 146 shares held jointly with Mr. Weiss' spouse; and 14,858 shares subject to stock options exercisable within 60 days.

(16) Total includes 19,850 shares subject to stock options exercisable within 60 days.

(17) Total includes: 75,005 shares held by the Dash Industries Pension Plan; 63,636 shares held in trusts for the benefit of Mr. Wool's children; and 47,394 shares subject to stock options exercisable within 60 days. Mr. Wool's address is 2500 Adie Road, Maryland Heights, MO 63043.

(18) Total includes: 1,012 shares held subject to our section 401(k) plan; 15,000 shares of restricted stock; and 24,600 shares subject to stock options exercisable within 60 days.

                                     6


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(19)   Total includes: 3,811 shares held subject to our section 401(k) plan;
       111 shares held by Mr. Glarner as custodian for his daughter; 15,000 shares of restricted stock; and 30,900 shares subject to stock options exercisable within 60 days.

(20) Total includes 715 shares held subject to our section 401(k) plan; 15,000 shares of restricted stock; and 10,500 shares subject to stock options exercisable within 60 days.

(21) Total includes 1,000 shares held jointly with Mr. Weiss' spouse, 240 shares held subject to our section 401(k) plan; 10,000 shares of restricted stock; and 3,500 shares subject to stock options exercisable within 60 days.

(22)   Less than one percent.

(23) Total includes 85,000 shares of restricted stock and 431,247 shares subject to stock options exercisable within 60 days.

(24) First Banks, Inc.'s address is 135 North Meramec, Clayton, MO 63105. The number of shares reported beneficially owned by First Banks is based upon information furnished by our transfer agent, UMB Bank, N.A.

                      BOARD OF DIRECTORS AND COMMITTEES

         During 2001, our board of directors met six times, including regularly scheduled and special meetings. During the year all of the directors attended at least 75% of all meetings held by the board of directors and all committees upon which they served.

         Our board of directors has a standing executive committee, audit committee and directors' and executives' compensation committee.

         EXECUTIVE COMMITTEE. Marvin S. Wool (Chairperson), Shaun R. Hayes,
C. Virginia Kirkpatrick, Kevin R. Farrell and Lee S. Wielansky are members of our executive committee. The executive committee may exercise all powers of our board of directors that may be lawfully delegated when the board of directors is not in session. The executive committee met twelve times during 2001.

         AUDIT COMMITTEE. C. Virginia Kirkpatrick (Chairperson), Leon A. Felman, John L. Weiss and Robert L. Chambers are members of our audit committee. The audit committee reviews the scope of engagement of our independent public accountants and their reports. The audit committee also meets with the financial staff of our company to review accounting procedures and reports. The audit committee met seven times during 2001.

         DIRECTORS' AND EXECUTIVES' COMPENSATION COMMITTEE. The members of the directors' and executives' compensation committee are Leland B. Curtis (Chairperson), Kevin R. Farrell and John L. Weiss. The directors' and executives' compensation committee reviews and recommends the salaries and other compensation of all our directors and executive officers. The directors' and executives' compensation committee met nine times during 2001.

                          COMPENSATION OF DIRECTORS

         There are six regular meetings scheduled for the board during 2002. Non-employee directors are paid a $20,000 annual retainer plus $1,500 per board meeting attended. Directors who also are employed by us are not eligible to receive directors' fees. Directors serving on our audit committee are paid $500 per year, the chairperson of the audit committee is paid $2,500 per year, directors serving on our

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

executive committee receive $1,000 per year, directors serving on our directors' and executives' compensation committee receive $250 per year, the chairperson of the directors' and executives' compensation committee is paid $500 per year, directors C. Virginia Kirkpatrick, Lee S. Wielansky and Marvin S. Wool, who are not employees, and who serve on the Allegiant Bank loan committee receive $2,500 per year and directors Kevin R. Farrell, Douglas P. Helein and John L. Weiss, who are not employees, and who serve on the Allegiant Bank trust committee receive $500 per year. Pursuant to our 1996 Directors' Stock Option Plan, directors who have served on our board of directors for at least two years receive options to purchase 5,000 shares of our common stock on the day after the annual meeting each year a director remains on our board of directors. Our chairman receives options to purchase a minimum of 9,899 shares per year. Options granted under the Directors' Stock Option Plan have a term of five years.

         In 2001, our directors participated in our fee conversion plan for directors and committee members. Such plan provides for the conversion of directors' fees into shares of our common stock. Under the plan, the fees each director earns during a quarter are credited to an account established for such director. At the end of each calendar quarter, we determine the number of shares such director is entitled to receive, based on the amount of fees credited to the account and the closing price of our common stock as of such date. The shares of our common stock are then purchased for directors by contributing their fees to our dividend reinvestment and stock purchase plan.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain of our officers and directors and their affiliates are customers of Allegiant Bank. All such customer transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable or unusual features.


           REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The audit committee operates under a written charter, which was approved and adopted by our board of directors on July 19, 2001. Our independent accountants, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

         In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our annual report to shareholders with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee meets with the independent accountants, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The audit committee reviewed with the independent accountants the acceptability of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including Statement of Auditing Standard 61. In addition, the audit committee has discussed with the independent auditors the auditors' independence from management and the company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1.

         In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

         Each of the current members of the committee is an "independent" director within the meaning of the listing standards of the National Association of Securities Dealers, Inc.

March 22, 2002                           Submitted by the Audit Committee
                                         of the Board of Directors


                                         C. Virginia Kirkpatrick (Chairperson)
                                         Robert L. Chambers
                                         Leon A. Felman
                                         John L. Weiss


         REPORT OF DIRECTORS' AND EXECUTIVES' COMPENSATION COMMITTEE
                          OF THE BOARD OF DIRECTORS

         The directors' and executives' compensation committee approves and recommends to our board of directors the compensation program for our directors, chief executive officer and other executive officers. The committee is composed entirely of independent directors.

         The committee's philosophy is to establish compensation programs that will attract and retain highly qualified executives and provide an incentive to such executives to focus their efforts on our long-term strategic goals by aligning their financial interests closely with long-term shareholder interests.

         Annual compensation of our executive officers consists of base salaries and, when appropriate, bonus compensation. Base salaries generally represent a large portion of the executive officers' total cash compensation and are considered to be average relative to comparably sized bank holding companies. The committee believes that basing a portion of an executive officer's compensation on both our performance and that of the individual motivates the executive to perform at the highest possible level. Bonuses make up a smaller portion of the executive officers' total cash compensation. Bonuses are determined based upon our performance and that of the individual executive during the fiscal year. In evaluating performance, financial, non-financial and long-term strategic objectives are considered.

         As a central component of our executive officers' compensation program, the committee annually considers awarding executive officers options to acquire shares of our common stock. The committee believes that stock options provide a highly efficient form of compensation from both a cost and an accounting perspective, and that such awards provide an incentive to achieve our longer-term strategic goals by aligning the long-term financial interests of the executive officers with those of our shareholders. The committee also believes that significant levels of stock ownership and ownership potential will assist in retaining the services of the executive officers.

         In determining total compensation of our executive officers for 2001, the committee compared our financial performance against the objectives set by management and the board of directors at the beginning of the year. Based on this information, the committee determined a compensation range it believed fairly reflected our overall and relative financial performance and was reasonably competitive with other comparable companies in the commercial banking industry. The committee then reviewed the specific non-financial objectives established for each executive officer by our board of directors at the beginning of the year and evaluated each executive officer's performance with respect to such objectives.

         The committee recommended and the board approved the 2001 compensation of Mr. Hayes, the president and chief executive officer of Allegiant Bancorp, Inc. and Allegiant Bank, in accordance with the policies described above for executive officers. The committee considered the following factors in determining the base salary for 2001 for Mr. Hayes: our company's success in attaining our financial goals for 2000 of increasing our diluted earnings per share by 20% over 1999, and comparative data for executive officers in similar positions with comparable bank holding companies. Based on these factors, Mr. Hayes' base salary remained at $370,000.

         For 2001, Mr. Hayes' base pay did not increase from 2000, however, he was eligible to earn a cash bonus ranging up to 30% of his base salary, a 10% increase in incentive compensation from the previous fiscal year. The financial objective for Mr. Hayes was attaining a 15% increase in diluted earnings per share in 2001 over 2000. The committee also considered specific operational and strategic objectives and assessed his ability to demonstrate the leadership and vision to achieve the long-term growth and profitability for the company. The committee assigned a priority weight of 90% of the annual bonus for the attainment of profitability goals. Based upon the results, Mr. Hayes earned a bonus of $110,000 in 2001 which represented approximately 30% of his base salary for 2001. Mr. Hayes was paid an additional $80,000 cash bonus in 2001 as part of the executive incentive bonus plan which provides a cash bonus pool for executive officers for the achievement of targeted growth in earnings per share for two consecutive years.

         On January 2, 2001, Mr. Hayes was granted an option to purchase 10,000 shares of our common stock. That grant was made in accordance with annual option grants outlined in our Incentive Stock Option Plan. On September 28, 2001, the board of directors awarded Mr. Hayes incentive stock options to purchase 20,000 shares of our common stock in recognition of his leadership in the company's execution of the merger between Allegiant Bancorp, Inc. and Southside Bancshares Corp.

         As noted in the program described above, a significant portion of executive compensation is linked directly to individual and corporate performance, earnings per share and stock price appreciation. The committee intends to continue the policy of linking executive compensation to individual and corporate objectives and returns to shareholders, recognizing that the business cycle from time to time may result in an imbalance for a particular period.

March 22, 2002                              Submitted by the Directors' and
                                            Executives' Compensation Committee


                                            Leland B. Curtis (Chairperson)
                                            Kevin R. Farrell
                                            John L. Weiss

                     COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the compensation of our chief executive officer and president and executive officers whose salary and bonus exceeded $100,000 during 2001, as well as the total compensation paid to each individual during the last three fiscal years.


                                              SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                                       ---------------------------    -----------------------------------
                                                                      RESTRICTED   SECURITIES
                                                                        STOCK      UNDERLYING      LTIP    ALL OTHER
                                       PAYOUT   SALARY     BONUS        AWARDS    OPTIONS/SARs    PAYOUTS COMPENSATION
NAME AND PRINCIPAL POSITION             YEAR      ($)       ($)          ($)          (#)           ($)       ($)
---------------------------            ------  --------   --------    ----------  ------------    ------- ------------
Shaun R. Hayes                          2001   $370,000   $190,000        --         30,000         --      $15,630(1)
   President and Chief Executive        2000    361,748    120,000        --          9,899         --       10,496
   Officer of each of Allegiant         1999    325,642     45,000        --          9,899         --        5,721
   Bancorp, Inc. and Allegiant Bank

Thomas A. Daiber                        2001    140,000     48,000        --         14,500         --       12,217(2)
   Executive Vice President and         2000    108,493     37,000        --          5,000         --        8,882
   Chief Financial Officer of each      1999     83,940     20,000        --          2,500         --        2,481
   of Allegiant Bancorp, Inc. and
   Allegiant Bank

Paul F. Glarner                         2001    208,466     75,000        --          7,500         --       14,199(3)
   Executive Vice President and         2000    196,159     59,000        --          7,500         --       10,974
   Chief Lending Officer of each        1999    160,267     33,000        --          9,000         --        5,097
   of Allegiant Bancorp, Inc. and
   Allegiant Bank

Jeffrey S. Schatz (started 1/19/00)     2001    162,500     60,000        --          7,500         --       13,829(4)
   Executive Vice President and         2000    145,030     40,000        --          7,500         --        9,019
   Chief Operations Officer of each
   of Allegiant Bancorp, Inc. and
   Allegiant Bank

Arthur E. Weiss (started 12/04/00)      2001    125,000     75,000        --             --         --       10,250(5)
   Senior Vice President, Wealth        2000     10,416         --        --             --         --
   Management, Allegiant Bancorp,
   Inc., and Executive Vice President,
   Wealth Management, Allegiant Bank

-----------------------------

(1)   Consists of matching contributions to our qualified and unqualified plans of $15,250 and a taxable fringe benefit for the personal use of a company-owned vehicle of $380.

(2)   Consists of matching contributions to our qualified and unqualified plans of $11,700 and a taxable fringe benefit for the personal use of a company-owned vehicle of $517.

(3)   Consists of matching contributions to our qualified and unqualified plans of $12,750 and a taxable fringe benefit for the personal use of a company-owned vehicle of $1,449.

(4)   Consists of matching contributions to our qualified and unqualified plans of $12,380 and a taxable fringe benefit for the personal use of a company-owned vehicle of $1,449.

(5)   Consists of matching contributions to our qualified and unqualified plans of $10,250.

EXECUTIVE RETENTION AGREEMENTS

         We have entered into an Executive Retention Agreement with our chief executive officer and president, Mr. Hayes, providing for certain benefits, in the event of a "change in control" (as defined in the Executive Retention Agreement) of our company, for termination of his employment by us, or the successor corporation to us, without "cause" (as defined in the Executive Retention Agreement) or if Mr. Hayes terminates his employment with "good reason" (as defined in the Executive Retention Agreement) within three years after a change in control. Benefits include that we or the successor corporation will be required to pay severance benefits consisting of a lump-sum cash amount equal to 2.99 times Mr. Hayes's annual base salary. The cash payment to Mr. Hayes will be increased to cover any Federal excise tax to which his cash payment is subject under the Internal Revenue Code of 1986, as amended. In addition, all options held by Mr. Hayes will become fully exercisable as of his date of termination and remain fully exercisable, except for incentive stock options, for six months following the date of termination. The agreement continues until the earlier of January 1, 2005 or the date Mr. Hayes's employment terminates.

         We have entered into Executive Retention Agreements with three of our executive officers, Messrs. Daiber, Glarner and Schatz, providing for certain benefits, in the event of a "change in control" (as defined in the Executive Retention Agreement) of our company, for termination of their employment by us, or the successor corporation to us, without "cause" (as defined in the Executive Retention Agreement) or if they terminate their employment with "good reason" (as defined in the Executive Retention Agreement) within three years after a change in control. Benefits include that we or the successor corporation will be required to pay severance benefits consisting of a lump-sum cash amount equal to 2.25 times the officer's highest annual compensation paid by the company in any one of the three most recent years. The cash payment to each of Messrs. Daiber, Glarner and Schatz is subject to reduction to the extent that such payment would require them to pay a Federal excise tax under the Internal Revenue Code of 1986, as amended. In addition, all options held by each of Messrs. Daiber, Glarner and Schatz will become fully exercisable as of their respective dates of termination and, except for incentive stock options, remain fully exercisable for six months following the date of termination.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning stock option grants made in 2001 to the named executives. No SARs were granted in 2001.

                                             INDIVIDUAL GRANTS                               POTENTIAL REALIZABLE
                      ---------------------------------------------------------------              VALUE AT
                         NUMBER OF                                                              ASSUMED ANNUAL
                        SECURITIES     PERCENT OF TOTAL                                      RATES OF STOCK PRICE
                        UNDERLYING       OPTIONS/SARS                                          APPRECIATION FOR
                       OPTIONS/SARS       GRANTED TO      EXERCISE OR                           OPTION TERM (3)
                          GRANTED        EMPLOYEES IN     BASE PRICE       EXPIRATION       ----------------------
       NAME                 (#)          FISCAL YEAR       ($/SH) (1)        DATE (2)         5%($)         10%($)
       ----           --------------   ---------------  ---------------    ----------       --------      --------

Shaun R. Hayes          10,000(4)           5.28%           $ 9.90       January 2, 2006    $114,900      $144,900
                        20,000(4)          10.56             11.95       August 24, 2011     229,800       289,800

Thomas A. Daiber         7,500(4)           3.96              9.90       January 2, 2006      86,175       108,675
                         7,000(4)           3.70             11.95       August 24, 2011      80,430       101,430

Paul F. Glarner          7,500(4)           3.96              9.90       January 2, 2006      86,175       108,675

Jeffrey S. Schatz        7,500(5)           3.96              9.90       January 2, 2006      86,175       108,675

Arthur E. Weiss             --                --                --              --                --            --

------------------

(1) The exercise price may be paid in cash or, at the discretion of the committee, by shares of common stock already owned, valued at fair market value on the date of exercise, or a combination of cash and our common stock.

                                     12



(2) The options terminate on the earlier of five years or ten years after the date of grant, depending on the Stock Incentive Plan; 12 months from termination for disability; three months from termination of employment for reasons other than retirement, disability or death; or immediately on termination for cause.

(3) The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect our views as to the likely trend in our common stock price. The effect of 5% and 10% rates of appreciation on our common stock held for five years is demonstrated by the following: a share of our common stock purchased on January 2, 2001 at a price per share of $9.00 and held until January 2, 2006 would have a value of $11.49 at a 5% rate of appreciation, and a value of $14.49 at a 10% rate of appreciation. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on, among other things, the future performance of our common stock and overall market conditions. There can be no assurance that the amounts reflected herein will be achieved. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or delayed exercisability.

(4) The entire option grant became immediately exercisable on the date of grant. These options were granted to Messrs. Hayes, Daiber and Glarner pursuant to our employee stock option plan.

(5) Forty percent of the entire option grant became immediately exercisable on the date of grant and 20% of the options granted become exercisable on each anniversary during the three-year period following their issuance.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR
VALUES

         The following table presents certain information concerning stock options exercised in the year ended December 31, 2001, and options remaining unexercised at December 31, 2001 by the named executives.

                                                          NUMBER OF SECURITIES
                        SHARES                           UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                       ACQUIRED                             OPTIONS/SARS AT              IN-THE-MONEY OPTIONS/SARS
                          ON             VALUE             FISCAL YEAR-END (#)           AT FISCAL YEAR-END(1) ($)
                       EXERCISE        REALIZED       ----------------------------      ---------------------------
      NAME                (#)             ($)         EXERCISABLE    UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
      ----             --------        --------       -----------    -------------      -----------   -------------

Shaun R. Hayes          24,749         $60,231          67,495              --           $128,982       $    --

Thomas A. Daiber          --              --            13,980          10,120             31,663        29,738

Paul F. Glarner           --              --            24,600          15,600             29,996        31,400

Jeffrey S. Schatz         --              --             4,500          10,500              9,525        28,725

Arthur E. Weiss           --              --             3,500           9,000              8,761        14,080

---------------------

(1)      Based on our common stock closing price of $13.75 on December 31, 2001.

            COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
             ALLEGIANT BANCORP, INC., THE NASDAQ NATIONAL MARKET
                          AND THE NASDAQ BANK INDEX

         The following graph compares an annual cumulative shareholder return over the period from December 31, 1996 through December 31, 2001 (including reinvestment of dividends) on an indexed basis with the Nasdaq index and the Nasdaq Bank index. The Nasdaq Bank index is a broad-based capitalization-weighted index of domestic and foreign common stocks of banks that are traded on the Nasdaq National Market (Nasdaq/NMS) as well as the SmallCap Market.

                      [Total Return Performance graph]

             ALLEGIANT BANCORP   NASDAQ BANK INDEX      NASDAQ COMPOSITE

12/31/96         100.0000            100.0000              100.0000
12/31/97         138.7300            165.9400              122.1100
12/31/98         117.9200            149.0800              171.0800
12/31/99         124.4700            140.5500              318.1100
12/31/00         116.9000            164.7300              193.6300
12/31/01         182.9900            185.3600              153.3600

Source: Bloomberg L.P.

                        PROPOSAL II. ADOPTION OF THE
                           ALLEGIANT BANCORP, INC.
                          2002 STOCK INCENTIVE PLAN

         Our board of directors has adopted, subject to approval by our shareholders, the Allegiant Bancorp, Inc. 2002 Stock Incentive Plan, which provides for the granting of stock options and for other stock-based awards. The 2002 Stock Incentive Plan supplements our 2000 Stock Incentive Plan.

         The total number of shares of our common stock issuable under the plan is not to exceed 800,000 shares, subject to adjustment in the event of any change in the outstanding shares of such stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation or other similar change generally affecting our shareholders. Of these 800,000 shares of stock, no more than 250,000 shares may be issued to participants in the plan in any plan year, and no more than 25,000 shares may be issued to any one individual in any plan year.

         Our board of directors believes that the plan will advance our interests and those of our shareholders by providing additional incentives and motivation toward superior performance of our key employees and by enabling us and our subsidiaries to attract and retain the services of key employees and directors, upon whose judgment, talents and special efforts, the successful conduct of our operations is largely dependent. The vote required to approve the plan is a majority of the votes cast on such proposal at the annual meeting.

         The plan is administered by the administrator. The administrator may be our board of directors or, if our board of directors so designates, our directors' and executive officers' compensation committee. The administrator, by majority action thereof, is authorized in its sole discretion to construe and interpret the plan, to make, amend and rescind rules and regulations regarding the plan and its administration, to determine the terms and provisions of the respective stock option, restricted stock, restricted stock unit and performance award agreements (which need not be identical), and to take whatever action is necessary to carry out the purposes of the plan; provided, however, that the administrator may take no action that will impair any award previously granted under the plan or cause the plan not to meet the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

         The complete text of the plan is set forth in Appendix A to this Proxy Statement. The following summary of certain provisions of the plan is qualified in its entirety by reference to the full text of the plan.

DESCRIPTION OF THE PLAN

         Under the terms of the plan, our employees, directors, advisors and consultants (as determined by the administrator in its sole discretion) will be eligible to receive: (a) incentive stock options; (b) nonqualified stock options; (c) stock appreciation rights; (d) restricted stock; (e) restricted stock units; and (f) performance awards.

         INCENTIVE STOCK OPTIONS. Incentive stock options granted under the plan will entitle the holder thereof to purchase shares of our common stock at the base price established by the administrator, which price shall not be less than the fair market value, as defined in the plan, or 110% of the fair market value if the participant owns more than 10% of the combined voting power of the issued and outstanding common stock on the date the option is granted. Such incentive stock options will be exercisable not later than ten years after the date of the grant, or five years with respect to incentive stock options held by ten percent or greater shareholders, and will terminate not later than three months after termination of employment for any reason other than death or disability. In the event the termination of employment is for cause or is due to other specified reasons under the plan, the incentive stock options will expire immediately. Incentive stock options outstanding and unexercised at the time of the death or disability of the participant generally terminate on the expiration of twelve months after the date of such event or on their original expiration dates, if earlier. Incentive stock options shall be granted only to our employees or those of our subsidiaries. No incentive stock option shall be granted under the plan after the 10th anniversary of the effective date of the plan.

         NONQUALIFIED STOCK OPTIONS. Nonqualified stock options will consist of nonqualified options to purchase shares of stock at purchase prices determined by the administrator; provided, however, the purchase price shall be not less than the fair market value of our common stock on the date the option is granted. Nonqualified stock options will be exercisable not later than ten years after the date they are granted, and will terminate not later than three months after termination of employment for any reason other than death, retirement or disability. In the event of death, retirement or disability, the options will expire 18 months after the date of such event or on their original expiration date, or if earlier. In the event the termination of employment is for cause or is due to other specified reasons under the plan, nonqualified stock options will expire immediately. The administrator will have the right to determine at the time the option is granted whether shares issued upon exercise of a nonqualified stock option will be subject to restrictions and, if so, the nature of the restrictions.

         STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted which, in the discretion of the administrator, may be exercised (1) in lieu of exercise of an option, (2) in conjunction with the exercise of an option,
(3) upon lapse of an option, (4) independent of an option or (5) under each of the above circumstances in connection with a previously awarded option. The administrator may establish, in its sole discretion, a maximum amount per share that will be payable upon exercise of a stock appreciation right, and may impose such conditions on exercise of a stock appreciation right as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) under the Securities Exchange Act of 1934, as amended.

         RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Restricted stock shall consist of stock or stock units issued under the plan at any purchase price less than the fair market value thereof on the date of issuance, or as a bonus. In the case of any restricted stock or restricted stock units:

                  (a) The purchase price, if any, will be determined by the administrator;

                  (b) Restricted stock or restricted stock units may be subject to: (1) restrictions on the sale or other disposition thereof; (2) our right to reacquire such restricted stock or restricted stock units at the purchase price, if any, originally paid therefor upon the occurrence of specified events within specified periods; (3) representation by the participant that he or she intends to acquire restricted stock or restricted stock units for investment and not for resale; and (4) such other restrictions, conditions and terms as the administrator deems appropriate; and

                  (c) The participant, shall be entitled to all dividends paid with respect to restricted stock, and shall be entitled to vote restricted stock, during the period of restriction, as defined in the plan.

         PERFORMANCE AWARDS. The administrator may grant performance awards which may consist of shares of our common stock, stock options, restricted stock, restricted stock units, cash payments or a combination thereof. In the event that performance goals are achieved over a designated time period, the performance awards will be made in a pre-designated form in a single or in periodic installments as the administrator determines in its sole discretion. The goals established by the administrator shall be based on one or more financial measures of us: (1) pre-tax or after-tax return on equity or average assets; (2) earnings per share; (3) return on shareholders' equity; (4) revenue growth;
(5) pre-tax or after-tax net income; (6) book value per share; (7) market price per share; (8) relative performance to peer group companies; (9) expense management; and (10) efficiency ratio. In the event the goal is not achieved at the conclusion of the designated performance period, no payment shall be made to a participant. However, goals may include standards for partial achievement and provide for a partial award for partial achievement. The participant shall have no right to vote any shares of our common stock subject to a performance award, nor shall such participant have any right to receive dividends on such shares until the performance goals are achieved and the shares issued. No performance award shall entitle any individual to receive more than 25,000 shares of common stock and the maximum performance award payable to all participants at a designated subsidiary for any calendar year (excluding any additional cash payment) shall not exceed $250,000.

         CHANGE OF CONTROL. If the terms of an agreement under which the administrator has granted an award under the plan shall so provide, upon a change of control, as defined in the plan, outstanding awards shall become immediately and fully exercisable or payable according to the terms set forth in the plan.

         DURATION, AMENDMENT AND TERMINATION. No award shall be granted more than ten years after the effective date of the plan; provided, however, that the terms and conditions applicable to any award granted within such period may thereafter be amended or modified by mutual agreement between us and the participant or such other person as may then have an interest therein (notwithstanding the fact that an amendment or modification may cause an option to no longer qualify as an incentive stock option). Also, by mutual agreement between us and a participant, stock options or other awards may be granted to such participant in substitution and exchange for, and in cancellation of, any awards previously granted such participant under this plan. Our board of directors may amend the plan from time to time or terminate the plan at any time. However, no action shall reduce the amount of any existing award or change the terms and conditions thereof without the participant's consent. No amendment of the plan shall, without approval of our shareholders: (a) increase the total number of shares which may be issued under the plan or increase the amount or type of awards that may be granted under the plan; (b) change the minimum purchase price, if any, of shares of stock or stock units which may be made subject to awards under the plan; (c) modify the requirements as to eligibility for awards under the plan; or (d) cause the plan and/or awards pursuant to the plan not to comply with either Rule 16b-3, or any successor rule, under the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Internal Revenue Code of 1986, as amended.

FEDERAL INCOME TAX CONSEQUENCES

         No income will be realized by a participating officer or employee on the grant of an incentive stock option or a nonqualified stock option, the grant of a stock appreciation right, the award of restricted stock or the award of stock units, and we will not be entitled to a deduction at such time. If a holder exercises an incentive stock option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the option, no income will be realized by the holder at the time of exercise; however, the exercise may give rise to alternative minimum tax liability. We will not be entitled to a deduction by reason of the exercise. If a holder disposes of the shares acquired pursuant to an incentive stock option within two years from the date of grant of the option or within one year from the date of exercise of the option, the holder will realize ordinary income at the time of disposition equal to the excess, if any, of the lesser of (a) the amount realized on the disposition or (b) the fair market value of the shares on the date of exercise, over the holder's basis in the shares. We generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition.

         Upon the exercise of a nonqualified stock option or the surrender of a stock appreciation right, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price or base price, as the case may be, is ordinary income to the holder as of the date of exercise. We generally will be entitled to a deduction equal to such excess amount in the year of exercise.

         Subject to a voluntary election by the holder under Section 83(b) of the Internal Revenue Code of 1986, as amended, a holder will realize income as a result of the award of restricted stock at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, would have the effect of causing the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares in the event of a Section 83(b) election) over the purchase price, if any, of such shares. We generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income.

         An employee will realize income as a result of a performance award at the time the award is issued or paid. The amount of income realized by the participant will be equal to the fair market value of the shares on the date of issuance, in the case of a stock award, and to the amount of the cash paid, in the event of a cash award. We will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment.

TAX WITHHOLDINGS

         We shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and we may defer making payment or delivery as to any award if any such tax is payable until we are indemnified to our satisfaction. The person entitled to any such delivery may, by notice to us at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on the fair market value on the date of such notice. A participant shall remain subject to withholding taxes upon the exercise of a nonqualified stock option by a permitted transferee.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE ALLEGIANT BANCORP, INC. 2002 STOCK INCENTIVE PLAN.


                       PROPOSAL III. AMENDMENT OF THE
                           ALLEGIANT BANCORP, INC.
                          2000 STOCK INCENTIVE PLAN

         Our Board of Directors has adopted, subject to approval by our shareholders, an amendment to the Allegiant Bancorp, Inc. 2000 Stock Incentive Plan to authorize the grant of options under the Plan with an exercise price of 100% or greater of the fair market value of the common stock on the date of grant. Currently, the 2000 Plan requires that options be granted with an exercise price of at least 110% of the fair market value of our common stock on the date an option is granted.

         Our board of directors believes that the proposed amendment to the 2000 Plan will advance our interests and those of our shareholders by providing added flexibility to offer additional financial incentives and motivation toward superior performance and by enabling us and our subsidiaries to attract and retain the services of key employees and directors, upon whose judgment, talents and special efforts, the successful conduct of our operations is largely dependent. The board also believes that a minimum exercise price of 100% of fair market value is more consistent with stock option plan arrangements prevalent for comparable companies, than the 110% minimum.

         Pursuant to the terms of the 2000 Plan, shareholder approval is required to change the minimum purchase price of shares of stock or of stock units awarded under the 2000 Plan. The vote required to approve the amendment to the plan is a majority of the votes cast on such proposal at the annual meeting.

         The total number of shares of our common stock issuable under the plan is not to exceed 600,000 shares, subject to adjustment in the event of any change in the outstanding shares of such stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation or other similar change generally affecting our shareholders. Of these 600,000 shares of stock, no more than 175,000 shares may be issued to participants in the plan in any plan year, and no more than 15,000 shares may be issued to any one individual in any plan year.

         Options for 237,346 shares of common stock have been issued under the 2000 Plan and options for 362,654 shares are available for future issuance under the 2000 Plan.

         The following table sets forth the amount of options granted under the 2000 Plan to the specified individuals and groups:

                                     2000 STOCK INCENTIVE PLAN
                                          BENEFITS TABLE

                                                                    Number of Shares Subject
                             Name and Position                 to Options Granted Under the Plan
                             -----------------                 ---------------------------------

               Shaun R. Hayes                                              30,000(1)
                  President and Chief Executive Officer of
                  each of Allegiant Bancorp, Inc. and
                  Allegiant Bank

               Thomas A. Daiber                                            14,500(2)
                  Executive Vice President and Chief
                  Financial Officer of each of Allegiant
                  Bancorp, Inc. and Allegiant Bank

               Paul F. Glarner                                              7,500
                  Executive Vice President and Chief Lending
                  Officer of each of Allegiant Bancorp, Inc.
                  and Allegiant Bank

               Jeffrey S. Schatz                                            7,500
                  Executive Vice President and Chief
                  Operations Officer of each of Allegiant
                  Bancorp, Inc. and Allegiant Bank

               Arthur E. Weiss                                              5,000
                  Senior Vice President, Wealth Management
                  of Allegiant Bancorp, Inc.; Executive Vice
                  President, Wealth Management of Allegiant
                  Bank

               Executive Officer Group                                     64,500

               Non-Executive Officer Directors
                 Richard C. Fellhauer                                       3,000

               Director Nominees
                  Robert L. Chambers                                        9,841
                  Leland B. Curtis                                            N/A
                  Shaun R. Hayes                                           30,000(1)
                  John L. Weiss                                               N/A

               Associates of Directors                                        N/A
                  Executive Officers or Nominees

               Persons receiving 5% of the options                            N/A

               All employees, including all current                       163,005
                  officers who are not executive
                  officers, as a group

               --------------------------

               (1) Includes options for 20,000 shares granted in October
                   2001, with an exercise price of $11.95, which equaled fair market value on the date of grant. The issuance of those options was subject to the approval by shareholders of the proposed amendment to the 2000 Plan at the 2002 annual meeting. If such approval does not occur, the Company expects to provide Mr. Hayes with an equivalent benefit which may include an additional cash payment.

               (2) Includes options for 7,000 shares granted in October
                   2001, with an exercise price of $11.95, which equaled fair market value on the date of grant. The issuance of those options was subject to the approval by shareholders of the proposed amendment to the 2000 Plan at the 2002 annual meeting. If such approval does not occur, the Company expects to provide Mr. Daiber with an equivalent benefit which may include an additional cash payment.

         The 2000 Plan is administered by the administrator. The administrator may be our board of directors or, if our board of directors so designates, our directors' and executive officers' compensation committee. The administrator, by majority action thereof, is authorized in its sole discretion to construe and interpret the plan, to make, amend and rescind rules and regulations regarding the plan and its administration, to determine the terms and provisions of the respective stock option, restricted stock, restricted stock unit and performance award agreements (which need not be identical), and to take whatever action is necessary to carry out the purposes of the plan; provided, however, that the administrator may take no action that will impair any award previously granted under the plan or cause the plan not to meet the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

DESCRIPTION OF THE PLAN

         Under the terms of the plan, as currently in effect, our employees, directors, advisors and consultants (as determined by the administrator in its sole discretion) are eligible to receive: (a) incentive stock options;
(b) nonqualified stock options; (c) stock appreciation rights; (d) restricted stock; (e) restricted stock units; and (f) performance awards.

         INCENTIVE STOCK OPTIONS. Incentive stock options granted under the plan entitle the holder thereof to purchase shares of our common stock at the base price established by the administrator, which price shall not be less than 110% of the fair market value, as defined in the plan, of our common stock on the date the option is granted. Such incentive stock options are exercisable not later than ten years after the date of the grant, or five years with respect to incentive stock options held by ten percent or greater shareholders, and terminate not later than three months after termination of employment for any reason other than death or disability. In the event the termination of employment is for cause or is due to other specified reasons under the plan, the incentive stock options will expire immediately. Incentive stock options outstanding and unexercised at the time of the death or disability of the participant generally terminate on the expiration of twelve months after the date of such event or on their expiration dates, if earlier. Incentive stock options shall be granted only to our employees or those of our subsidiaries.

         NONQUALIFIED STOCK OPTIONS. Nonqualified stock options consist of nonqualified options to purchase shares of stock at purchase prices determined by the administrator; provided, however, the purchase price shall be not less than 110% of the fair market value of our common stock on the date the option is granted. Nonqualified stock options are exercisable not later than ten years after the date they are granted, and terminate not later than three months after termination of employment for any reason other than death, retirement or disability. In the event of death, retirement or disability, the options will expire eighteen months after the date of such event or on their original expiration date, or if earlier. In the event the termination of employment is for cause or is due to other specified reasons under the plan, nonqualified stock options will expire immediately. The administrator has the right to determine at the time the option is granted whether shares issued upon exercise of a nonqualified stock option will be subject to restrictions and, if so, the nature of the restrictions.

         STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted which, in the discretion of the administrator, may be exercised (1) in lieu of exercise of an option, (2) in conjunction with the exercise of an option,
(3) upon lapse of an option, (4) independent of an option or (5) under each of the above circumstances in connection with a previously awarded option. The administrator may establish, in its sole discretion, a maximum amount per share that will be payable upon exercise of a stock appreciation right, and may impose such conditions on exercise of a stock appreciation right as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) under the Securities Exchange Act of 1934, as amended.

         RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Restricted stock consists of stock or stock units issued under the plan at any purchase price less than the fair market value thereof on the date of issuance, or as a bonus. In the case of any restricted stock or restricted stock units:

                  (a) The purchase price, if any, will be determined by the administrator;

                  (b) Restricted stock or restricted stock units may be subject to: (1) restrictions on the sale or other disposition thereof; (2) our right to reacquire such restricted stock or restricted stock units at the purchase price, if any, originally paid therefor upon the occurrence of specified events within specified periods; (3) representation by the participant that he or she intends to acquire restricted stock or restricted stock units for investment and not for resale; and (4) such other restrictions, conditions and terms as the administrator deems appropriate; and

                  (c) The participant, is entitled to all dividends paid with respect to restricted stock, and is entitled to vote restricted stock, during the period of restriction, as defined in the plan.

         PERFORMANCE AWARDS. The administrator may grant performance awards which may consist of shares of our common stock, stock options, restricted stock, restricted stock units, cash payments or a combination thereof. In the event that performance goals are achieved over a designated time period, the performance awards will be made in a pre-designated form in a single or in periodic installments as the administrator determines in its sole discretion. The goals established by the administrator shall be based on one or more financial measures of us: (1) pre-tax or after-tax return on equity or average assets; (2) earnings per share; (3) return on shareholders' equity; (4) revenue growth; (5) pre-tax or after-tax net income; (6) book value per share; (7) market price per share; (8) relative performance to peer group companies; (9) expense management; and (10) efficiency ratio. In the event the goal is not achieved at the conclusion of the designated performance period, no payment shall be made to a participant. However, goals may include standards for partial achievement and provide for a partial award for partial achievement. The participant shall have no right to vote any shares of our common stock subject to a performance award, nor shall such participant have any right to receive dividends on such shares until the performance goals are achieved and the shares issued. No performance award shall entitle any individual to receive more than 15,000 shares of common stock and the maximum performance award payable to all participants at a designated subsidiary for any calendar year (excluding any additional cash payment) shall not exceed $250,000.

         CHANGE OF CONTROL. If the terms of an agreement under which the administrator has granted an award under the plan shall so provide, upon a change of control, as defined in the plan, outstanding awards shall become immediately and fully exercisable or payable according to the terms set forth in the plan.

         DURATION, AMENDMENT AND TERMINATION. No award shall be granted more than ten years after the effective date of the plan; provided, however, that the terms and conditions applicable to any award granted within such period may thereafter be amended or modified by mutual agreement between us and the participant or such other person as may then have an interest therein (notwithstanding the fact that an amendment or modification may cause an option to no longer qualify as an incentive stock option). Also, by mutual agreement between us and a participant, stock options or other awards may be granted to such participant in substitution and exchange for, and in cancellation of, any awards previously granted such participant under this plan. Our board of directors may amend the plan from time to time or terminate the plan at any time. However, no action shall reduce the amount of any existing award or change the terms and conditions thereof without the participant's consent. No amendment of the plan shall, without approval of our shareholders: (a) increase the total number of shares which may be issued under the plan or increase the amount or type of awards that may be granted under the plan; (b) change the minimum purchase price, if any, of shares of stock or stock units which may be made subject to awards under the plan; (c) modify the requirements as to eligibility for awards under the plan; or (d) cause the plan and/or awards pursuant to the plan not to comply with either Rule 16b-3, or any successor rule, under the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Internal Revenue Code of 1986, as amended.

FEDERAL INCOME TAX CONSEQUENCES

         No income will be realized by a participating officer or employee on the grant of an incentive stock option or a nonqualified stock option, the grant of a stock appreciation right, the award of restricted stock or the award of stock units, and we will not be entitled to a deduction at such time. If a holder exercises an incentive stock option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the option, no income will be realized by the holder at the time of exercise; however, the exercise may give rise to alternative minimum tax liability. We will not be entitled to a deduction by reason of the exercise. If a holder disposes of the shares acquired pursuant to an incentive stock option within two years from the date of grant of the option or within one year from the date of exercise of the option, the holder will realize ordinary income at the time of disposition equal to the excess, if any, of the lesser of (a) the amount realized on the disposition or (b) the fair market value of the shares on the date of exercise, over the holder's basis in the shares. We generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition.

         Upon the exercise of a nonqualified stock option or the surrender of a stock appreciation right, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price or base price, as the case may be, is ordinary income to the holder as of the date of exercise. We generally will be entitled to a deduction equal to such excess amount in the year of exercise.

         Subject to a voluntary election by the holder under Section 83(b) of the Internal Revenue Code of 1986, as amended, a holder will realize income as a result of the award of restricted stock at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, would have the effect of causing the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares in the event of a Section 83(b) election) over the purchase price, if any, of such shares. We generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income.

         An employee will realize income as a result of a performance award at the time the award is issued or paid. The amount of income realized by the participant will be equal to the fair market value of the shares on the date of issuance, in the case of a stock award, and to the amount of the cash paid, in the event of a cash award. We will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment.

TAX WITHHOLDINGS

         We shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and we may defer making payment or delivery as to any award if any such tax is payable until we are indemnified to our satisfaction. The person entitled to any such delivery may, by notice to us at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on the fair market value on the date of such notice. A participant shall remain subject to withholding taxes upon the exercise of a nonqualified stock option by a permitted transferee.

         The proposed amendment has been adopted by the Board of Directors subject to the approval of the shareholders at the annual meeting.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO THE ALLEGIANT BANCORP, INC. 2000 STOCK INCENTIVE PLAN.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than ten percent of our outstanding stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. To our knowledge, based solely on our review of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our directors, executive officers and greater-than-ten percent shareholders were complied with during the year ended December 31, 2001.

                       INDEPENDENT PUBLIC ACCOUNTANTS

         Ernst & Young LLP served as our independent public accountants for 2001. Fees for the last fiscal year were: annual audit fees $139,500, Financial Information Systems Design and Implementation fees $0.00, and all other fees were $197,556, including audit related services of $10,660 and nonaudit services of $94,896. Audit related services generally include fees for benefit plan audits, accounting consultations and SEC registration statements. Representatives of the firm of Ernst & Young LLP are expected to be present at our annual meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                            SHAREHOLDER PROPOSAL

         On November 12, 2001, we received the following shareholder proposal from Linda A. Pipitone:

         "It is my extreme pleasure to nominate Mr. Michael A. Deelo for election as a director of Allegiant Bancorp, Inc."

         Based on information submitted by Linda A. Pipitone: Michael A. Deelo, age 46, served from 1984 to 2000 as a director, senior executive vice president and chief financial officer of Equality Bancorp, Inc. and Equality Savings Bank, a bank holding company and savings bank that we acquired in 2000. Since 2001, Mr. Deelo has served as an investment executive of Stifel Nicolaus & Co., Inc. Mr. Deelo beneficially owns 53,000 shares of our common stock in joint tenancy with the right of survivorship with his wife, Joan Deelo, and Stifel Nicolaus & Co., Inc. holds 4,964 shares of our common stock on behalf of Mr. Deelo as custodian of the Michael A. Deelo IRA, which constitutes less than one percent beneficial ownership interest of our common stock.

         For information concerning Ms. Pipitone, please contact Mary Beth Fleming, Investor Relations, Allegiant Bancorp, Inc., 2122 Kratky Road, St. Louis, Missouri 63114.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE SHAREHOLDER PROPOSAL TO ELECT MICHAEL A. DEELO AS A CLASS II DIRECTOR.

                          PROPOSALS OF SHAREHOLDERS

         Under applicable regulations of the Securities and Exchange Commission, all proposals of shareholders to be considered for inclusion in the Proxy Statement for the 2003 Annual Meeting of Shareholders must be received at our office, c/o corporate secretary, 2122 Kratky Road, St. Louis, Missouri 63114 by not later than November 22, 2002. In addition to satisfying the notice provisions of the proxy rules, a proposal by a shareholder must also meet the notice provisions set forth in our by-laws. Our by-laws provide that shareholder proposals, including nominations of directors, may be considered at a meeting of shareholders only if written notice of the proposal is received by our corporate secretary not less than 60 days and not more than 90 days prior to the anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be delivered not earlier than the 10th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. Under our by-laws and based upon the presently scheduled date for the meeting, the date by which written notice of a proposal must be received by us to be considered at the 2003 annual meeting of shareholders no earlier than January 18, 2003 and no later than February 18, 2003.

         Any written notice of a shareholder proposal must include the following information: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, and
(2) the class and number of shares of our common stock which are owned beneficially and of record by such shareholder and such beneficial owner.

                            DISCRETIONARY VOTING

         At the 2003 annual meeting, the individuals named in the proxy relating to such meeting will exercise discretionary authority to vote on any matter brought before the meeting with respect to which we were not provided notice before January 30, 2003. In addition, we will include in the Proxy Statement advice on the nature of the matter and how the individuals named in the proxy relating to such meeting intend to exercise their discretion to vote on each matter. Notwithstanding the above, the individuals named in the proxy relating to such meeting shall not exercise discretionary authority over a matter if: (1) we receive notice of such matter by January 30, 2003; (2) by January 30, 2003, the proponent of such matter provides us with a written statement that the proponent intends to deliver a Proxy Statement and form of proxy to holders of at least the percentage of our voting shares required under Missouri law to carry the proposal; (3) the proponent includes the same statement in our proxy materials filed under Rule 14a-6 of the Securities Exchange Act of 1934, as amended; and (4) immediately after soliciting the percentage of shareholders required to carry the proposal, the proponent provides us with a statement from any solicitor or other person with knowledge that the necessary steps have been taken to deliver a

Proxy Statement and form of proxy to holders of at least the percentage of our voting shares required under Missouri law to carry the proposal.

                                ANNUAL REPORT

         Our annual report for the year ended December 31, 2001 has been mailed simultaneously to our shareholders.

         A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (EXCLUDING EXHIBITS) MAY BE OBTAINED BY ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO MS. MARY BETH FLEMING, INVESTOR RELATIONS, ALLEGIANT BANCORP, INC., 2122 KRATKY ROAD, ST. LOUIS, MISSOURI 63114, 314-692-8200.

                                OTHER MATTERS

         As of the date of this Proxy Statement, our board of directors does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the annual meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby in accordance with their judgment as to our best interest on such matters.

                                           By Order of the Board of Directors,



                                           MARVIN S. WOOL
                                           Chairman

March 22, 2002

                                                                    APPENDIX A










                           ALLEGIANT BANCORP, INC.

                          2002 STOCK INCENTIVE PLAN

                           ALLEGIANT BANCORP, INC.
                          2002 STOCK INCENTIVE PLAN

                                                                          PAGE
Section 1.        Purpose....................................................1

Section 2.        Definitions................................................1

Section 3.        Administration.............................................4

Section 4.        Shares Reserved Under the Plan.............................5

Section 5.        Participants...............................................5

Section 6.        Types of Awards............................................5

Section 7.        Date of Granting Awards....................................5

Section 8.        Incentive Stock Options....................................6

Section 9.        Nonqualified Stock Options.................................6

Section 10.       Stock Appreciation Rights..................................7

Section 11.       Restricted Stock and Restricted Stock Units................8

Section 12.       Performance Awards.........................................9

Section 13.       Adjustment Provisions.....................................10

Section 14.       Change of Control.........................................10

Section 15.       Nontransferability........................................12

Section 16.       Taxes.....................................................12

Section 17.       No Right to Employment....................................13

Section 18.       Duration, Amendment and Termination.......................13

Section 19.       Shareholder Approval......................................13

Section 20.       Miscellaneous.............................................14

                           ALLEGIANT BANCORP, INC.

                          2002 STOCK INCENTIVE PLAN

                             SECTION 1. PURPOSE

                  The purpose of this Plan is to encourage certain Employees and Directors of the Company, and of such Subsidiaries of the Company as the Administrator designates, to acquire Stock or to receive monetary payments based on the value of such Stock or based upon achieving certain goals on a basis mutually advantageous to such Employees and Directors of the Company and thus to provide an incentive for continuation of the efforts of Employees and Directors for the success of the Company and aid the Company and its Subsidiaries in competing with other enterprises for the services of new Employees and Directors. Compensation relating to Awards under the Plan is generally intended to qualify as "performance-based compensation" under
Section 162(m) of the Code.

                           SECTION 2. DEFINITIONS

                  Whenever used herein, the following terms shall have the respective meanings set forth below:

                  (a) ACT means the Securities Exchange Act of 1934, as amended from time to time.

                  (b) ADMINISTRATOR means the Board or, if the Board so designates, the Committee.

                  (c) AWARD means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Award granted under the Plan.

                  (d) BASE PRICE means, in the case of an Option or a Stock Appreciation Right, a price fixed by the Administrator at which the Option or the Stock Appreciation Right may be exercised, which shall not be less than the Fair Market Value of a share of Common Stock on the date of grant of such Option or Stock Appreciation Right.

                  (e)        BOARD means the Board of Directors of the Company.

                  (f)        CHANGE OF CONTROL is defined in Section 14.

                  (g) CODE means the Internal Revenue Code of 1986, as amended and in effect from time to time.

                  (h) COMMITTEE means those members of the Directors' and Executive Officers' Compensation Committee of the Board each of whom is both (1) qualified to administer this Plan as contemplated by Rule 16b-3 and (2) considered to be an "outside director" as contemplated by Section 162(m) of the Code.

                  (i) COMMON STOCK means the common stock, $.01 par value, of the Company.

                  (j) COMPANY means Allegiant Bancorp, Inc., a Missouri corporation.

                  (k) COVERED EMPLOYEE means a covered employee as that term is defined in Section 162(m) of the Code.

                  (l) DIRECTOR means a member of the Board (including members who are also Employees) of the Company or any Subsidiary of the Company.

                  (m) DISABILITY means a physical and/or mental condition that renders a Participant unable to perform the duties of the Participant's position on a full-time basis for a period of one hundred eighty (180) consecutive business days. Disability shall be deemed to exist when certified by a physician selected by the Company or its insurers. The Participant will submit to such medical or psychiatric examinations and tests as such physician deems necessary to make any such Disability determination.

                  (n) EMPLOYEE means any employee, consultant or advisor (including officers and Directors who also are Employees) of the Company or any Subsidiary of the Company; provided, however, that bona fide services are rendered by any such consultant or advisor and such services are not rendered in connection with the offer or sale of securities in a capital-raising transaction.

                  (o)        FAIR MARKET VALUE means, for any particular date,
                             (i) for any period during which Common Stock is authorized as a Nasdaq National Market security, the last transaction price per share as quoted by The Nasdaq Stock Market (the "Nasdaq"),
                             (ii) for any period during which Common Stock shall not be authorized as a Nasdaq National Market security, but when Common Stock is listed for trading on a national securities exchange, the closing price per share of Common Stock as reported on the Composite Tape as of the close of such trading day, (iii) for any period during which Common Stock shall not be authorized as a Nasdaq National Market security or listed for trading on a national securities exchange, but when Common Stock shall be authorized as a Nasdaq SmallCap Market security, the closing bid price as reported by the Nasdaq, or (iv) the market price per share of Common Stock as determined by an investment banking firm or certified public accountant selected by the Administrator in the event neither (i), (ii) nor (iii) above shall be applicable. If Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the preceding day when the markets were open.

                  (p) FINAL AWARD means the Award earned by each Participant at the end of the Performance Period.

                  (q) OPTION means the right to purchase Stock at the Base Price for a specified period of time. For purposes of the Plan, an Option may be an incentive stock option ("Incentive Stock Option") within the meaning of Section 422 of the Code, a nonqualified stock option ("Nonqualified Stock Option") or any other type of option.

                  (r) PARTICIPANT means any Employee or Director designated by the Administrator to participate in the Plan.

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


                  (s) PERFORMANCE AWARD means a cash payment and/or the right to receive a payment equal to the value of a unit or other measure, and includes shares of Stock (which may be granted pursuant to an Option or as Restricted Stock) and Restricted Stock Units, as determined by the Administrator based on performance during a Performance Period.

                  (t) PERFORMANCE PERIOD means a period of not more than ten years established by the Administrator during which certain performance goals set by the Administrator are to be met.

                  (u) PERIOD OF RESTRICTION means the period during which a grant of shares of Restricted Stock is restricted pursuant to Section 11 of the Plan.

                  (v) PERMITTED TRANSFEREE means either (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Participant and/or one or more Immediate Family Members or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the Participant and/or one or more Immediate Family Members exceed 80% of all interests in such entity.

                  (w) PLAN means the Allegiant Bancorp, Inc. 2002 Stock Incentive Plan as set forth herein and as amended from time to time.

                  (x) PLAN YEAR means the Company's fiscal year commencing January 1 and ending December 31.

                  (y) PROGRAM means an Award program established by the Administrator which designates the Participants, the Covered Employees, a Performance Period, performance goals and formulas or standards for determining the amounts of Awards payable under the Plan.

                  (z)        REPORTING PERSON means a person subject to
                             Section 16 of the Act.

                  (aa)       RESTRICTED STOCK means Stock granted pursuant to
                             Section 11 or 12 of the Plan, but a share of such Stock shall cease to be Restricted Stock when the conditions to and restrictions thereon under
                             Section 11 have been satisfied or have expired, respectively.

                  (bb) RESTRICTED STOCK UNIT means a unit equivalent in value to a share of Stock granted pursuant to
                             Section 11 or 12 of the Plan, but a Stock Unit shall cease to be a Restricted Stock Unit when the conditions to and restrictions thereon under
                             Section 11 have been satisfied or have expired, respectively.

                  (cc) RETIREMENT means termination of employment on or after the attainment of 55 years of age with five or more years of service to the Company or a Subsidiary.

                  (dd) RULE 16b-3 means Rule 16b-3 under the Act as amended from time to time or any successor rule thereto.

                  (ee) STOCK means the authorized and unissued shares of Common Stock or reacquired shares of Common Stock held in treasury.

                  (ff) STOCK UNITS means units equivalent in value to shares of Stock.

                  (gg) STOCK APPRECIATION RIGHT or SAR means the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of Stock at the date of exercise over the Base Price. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the Base Price shall be the Option exercise price.

                  (hh) SUBSIDIARY means a subsidiary corporation as defined in Section 424 of the Code.

                  (ii) TERMINATION FOR CAUSE means termination based upon: (i) the Employee's willful and continued failure to substantially perform Employee's duties with the Company (other than as a result of incapacity due to physical or mental condition), after a demand for substantial performance is delivered to Employee by the Company, which specifically identifies the manner in which the Employee has not substantially performed Employee's duties, (ii) the Employee's commission of an act in connection with Employee's employment constituting a criminal offense involving moral turpitude, dishonesty, or breach of trust, or
                             (iii) Employee has engaged in any conduct which would preclude Employee from employment with the Company or any Subsidiary, or the Employee is disqualified or precluded from being employed by or providing any services to the Company or any Subsidiary by reason of any federal or state banking law or regulation or any order or written request of any regulatory agency which has jurisdiction over the Company or any Subsidiary. For purposes of this definition, no act, or failure to act on the Employee's part shall be considered "willful" unless done, or omitted to be done, without good faith and without reasonable belief that the act or omission was in the best interest of the Company.

                          SECTION 3. ADMINISTRATION

                  The Plan shall be administered by the Administrator. The determinations of the Administrator shall be made in accordance with its judgment as to the best interests of the Company and its shareholders and in accordance with the purpose of the Plan. In the event the Board designates the Committee to serve as the Administrator, a majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. In addition, any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members. Determinations, interpretations or other actions made or taken by the Administrator pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. Subject to the express provisions of the Plan, the Administrator shall have plenary authority to construe and interpret the Plan, to make, amend and rescind rules and regulations regarding the Plan and its administration, to determine the terms and provisions of the respective Stock Option, Restricted Stock, Restricted Stock Unit and Performance Award agreements (which need not be identical), and to take whatever action is necessary to carry out the purposes of the Plan; provided, however, that the Administrator shall take no action that will impair any Award previously granted under the Plan or cause the Plan not to meet the requirements of Rule 16b-3.

                  SECTION 4. SHARES RESERVED UNDER THE PLAN

                  Subject to Sections 10, 12 and 13 hereof, there are hereby reserved for issuance under the Plan an aggregate of 800,000 shares of Stock, which may be authorized but unissued shares or treasury shares. Of these shares of Stock, up to 550,000 shares are reserved to be issued in the form of Options, subject to adjustment as set forth in the Plan.

                  Except as provided in Section 13, in no event may more than 250,000 shares of Stock be issued in connection with the award of Restricted Stock or Restricted Stock Units pursuant to Section 11 or 12. Additionally, the maximum number of shares of Stock, which may be awarded in the form of Options or SARs to any one individual under the Plan shall be limited to 25,000 shares of Stock per calendar year. In total, no more than 250,000 shares of Stock may be issued to all Participants per calendar year.

                  Stock underlying outstanding Options or Performance Awards will be counted against the Plan maximum while such Options or Awards are outstanding. Shares of Stock underlying expired, canceled or forfeited Options or Awards may be added back to the Plan maximum. When the exercise price of Options is paid by delivery of shares of Stock, the number of shares available for issuance under the Plan shall continue to be reduced by the gross (rather than the net) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered in payment. Restricted Stock and Restricted Stock Units issued pursuant to the Plan will be counted against the Plan maximum while outstanding even while subject to restrictions.

                           SECTION 5. PARTICIPANTS

                  Participants will consist of such officers, Directors and Employees of the Company or any designated Subsidiary as the Administrator in its sole discretion determines have a major impact on the success and future growth and profitability of the Company. Designation of a Participant in any Plan Year shall not require the Administrator to designate such person to receive an Award in any other Plan Year or to receive the same type or amount of Award as granted to the Participant in any other Plan Year or as granted to any other Participant in any Plan Year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

                         SECTION 6. TYPES OF AWARDS

                  The following Awards may be granted under the Plan: (a) Incentive Stock Options; (b) Nonqualified Stock Options; (c) Stock Appreciation Rights; (d) Restricted Stock; (e) Restricted Stock Units; and
(f) Performance Awards, all as described below. Except as specifically limited herein, the Administrator shall have complete discretion in determining the type and number of Awards to be granted to any Participant, and the terms and conditions that attach to each Award, which terms and conditions need not be uniform as between different Participants. All Awards shall be in writing.

                     SECTION 7. DATE OF GRANTING AWARDS

                  All Awards granted under the Plan shall be granted as of an award date. Promptly after each award date, the Company shall notify the Participant of the grant of the Award, and shall hand deliver or mail to the Participant an Award Agreement, duly executed by and on behalf of the Company, with the request that the Participant execute and return such agreement within thirty days after the date of mailing or delivery by the Company of the Award Agreement to the Participant. If the Participant shall fail to execute and return the written Award Agreement within the thirty-day period, the Participant's Award shall be automatically terminated, except that if the Participant dies within the thirty-day period such Award Agreement shall be effective notwithstanding the fact that it has not been signed prior to death.

                     SECTION 8. INCENTIVE STOCK OPTIONS

                  Incentive Stock Options shall consist of Options to purchase shares of Stock at purchase prices not less than the Fair Market Value of the shares on the date the Option is granted. (110% if the Participant owns stock possessing more than 10% of the combined voting power of all owners of stock of the Company or a Subsidiary). The purchase price may be paid by check or, in the discretion of the Administrator, by the delivery of shares of Common Stock then owned by the Participant, which shares must have been owned for at least six months. Subject to Section 14 hereof, Incentive Stock Options shall be exercisable not later than ten years, and in the case of Participants who also hold a ten percent or greater beneficial ownership of Stock, not later than five years, after the date they are granted and, except as provided below, will terminate not later than three months after termination of employment for any reason other than death or Disability as to all shares for which they have not theretofore exercised, and during such three-month period an Option shall be exercisable only as to those shares with respect to which it had become exercisable, under the provisions of the Option, on the date of termination of employment; provided however, that if the termination of employment is:
(i) due to Termination for Cause; (ii) voluntary on the part of the Employee and without the written consent of the Company or Subsidiary; or (iii) is in violation of any employment contract with the Company or a Subsidiary, then all Options granted to such person under the Plan shall terminate and expire concurrently with the termination of the Optionee's employment and shall not thereafter be exercisable to any extent. In the event termination of employment occurs as a result of death or Disability, such an Option will be exercisable for 12 months after such termination or until its expiration date, if earlier. If the optionee dies within 12 months after termination of employment by reason of Disability, then the period of exercise following death shall be the remainder of the 12-month period, or three months, whichever is longer. If the optionee dies within three months after termination of employment for any other reason, then the period of exercise following death shall be three months. Leaves of absence granted by the Company or any Subsidiary of the Company for military service, illness and transfers of employment between the Company and any Subsidiary of the Company shall not constitute termination of employment. The aggregate Fair Market Value (determined as of the time an Option is granted) of the stock with respect to which an Incentive Stock Option is exercisable for the first time during any calendar year (under all option plans of the Company and its Subsidiaries) shall not exceed $100,000, or such other amounts and limitations as may be provided from time to time by the Code and any regulations promulgated thereunder. Incentive Stock Options shall be granted only to employees of the Company or a Subsidiary. No Incentive Stock Option shall be granted after the date preceding the tenth anniversary of the effective date of the Plan.

                    SECTION 9. NONQUALIFIED STOCK OPTIONS

                  Nonqualified Stock Options shall consist of nonqualified Options to purchase shares of Stock at purchase prices determined by the Administrator; provided, however, the purchase price for Nonqualified Stock Options shall be not less than the Fair Market Value of Stock on the date the Option is granted. The purchase price may be paid by check or, in the discretion of the Administrator, by the delivery of shares of Common Stock then owned by the Participant or the Permitted Transferee, as the case may be, which shares must have been owned for at least six months. Subject to
Section 14 hereof, Nonqualified Stock Options shall be exercisable not later than ten years after the date they are granted, and except as provided below, will terminate not later than three months after termination of employment for any reason other than death, Retirement or Disability as to all shares for which they have not theretofore exercised, and during such three-month period an Option shall be exercisable only as to those shares with respect to which it had become exercisable, under the provisions of the Option, on the date of termination of employment; provided however, that if the termination of employment is:
(i) due to Termination for Cause; (ii) voluntary on the part of the Employee and without the written consent of the Company or Subsidiary; or (iii) is in violation of any employment contract with the Company or a Subsidiary, then all Options granted to such person under the Plan shall terminate and expire concurrently with the termination of the Optionee's employment and shall not thereafter be exercisable to any extent. In the event termination of employment occurs as a result of Retirement or Disability, such an Option will be exercisable for 18 months after such termination or until its expiration date, if earlier. In the event termination of employment occurs as a result of death, or the Optionee dies within three months after the termination of such employment, or a Director dies prior to the expiration date of an Option; the shares such Optionee was entitled to purchase on the date of their death under such an Option or Options under the Plan may be purchased at any time after the Optionee's death by the person or persons to whom said rights shall have passed in accordance with the Plan; provided, however, that no Option shall be exercised after the earlier of: (i) 18 months after the original Optionee's death; or (ii) the expiration date specified for the particular Option. Leaves of absence granted by the Company or any Subsidiary of the Company for military service, illness and transfers of employment between the Company and any Subsidiary of the Company shall not constitute termination of employment. The Administrator shall have the right to determine at the time the Option is granted whether shares of Stock issued upon exercise of a Nonqualified Stock Option shall be subject to restrictions and, if so, the nature of the restrictions.

                    SECTION 10. STOCK APPRECIATION RIGHTS

                  Stock Appreciation Rights may be granted which, in the discretion of the Administrator, may be exercised (1) in lieu of exercise of an Option, (2) in conjunction with the exercise of an Option, (3) upon lapse of an Option, (4) independent of an Option or (5) each of the above in connection with a previously awarded Option under the Plan. If the Option referred to in (1), (2) or (3) above qualified as an Incentive Stock Option pursuant to Section 422 of the Code, the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Administrator may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR, and may impose such conditions on exercise of a SAR as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) under the Act. At the discretion of the Administrator, payment for SARs may be made in cash or Common Stock, or in a combination thereof. The following will apply upon exercise of a SAR:

                           (a) Exercise of SARs in Lieu of Exercise of
                               ---------------------------------------
         Options. SARs exercisable in lieu of Options may be exercised for
         -------
         all or part of the shares of Stock subject to the related Option upon the exercise of the right to exercise an equivalent number of Options. A SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. Upon exercise of a SAR in lieu of exercise of an Option, shares of Stock equal to the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

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

                           (b) Exercise of SARs in Conjunction with Exercise
                               ---------------------------------------------
         of Options. SARs exercisable in conjunction with the exercise of
         ----------
         Options shall be deemed to be exercised upon the exercise of the related Options, and shares of Stock equal to the sum of the number of shares acquired by exercise of the Option plus the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

                           (c) Exercise of SARs Upon Lapse of Options. SARs
                               --------------------------------------
         exercisable upon lapse of Options shall be deemed to have been exercised upon the lapse of the related Options as to the number of shares of Stock subject to the Options. Shares of Stock equal to the number of SARs deemed to have been exercised shall not be available again for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

                           (d) Exercise of SARs Independent of Options. SARs
                               ---------------------------------------
         exercisable independent of Options may be exercised upon whatever terms and conditions the Administrator, in its sole discretion, imposes upon the SARs, and shares of Stock equal to the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

           SECTION 11. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

                  Restricted Stock shall consist of Stock or Stock Units issued under the Plan at any purchase price less than the Fair Market Value thereof on the date of issuance, or as a bonus. In the case of any Restricted Stock or Restricted Stock Units:

                           (a) The purchase price, if any, will be determined by the Administrator.

                           (b) Restricted Stock or Restricted Stock Units may be subject to: (i) restrictions on the sale or other disposition thereof; (ii) rights of the Company to reacquire such Restricted Stock or Restricted Stock Units at the purchase price, if any, originally paid therefor upon termination of the employee's employment within specified periods; (iii) representation by the Participant that he or she intends to acquire Restricted Stock or Restricted Stock Units for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

                           (c) The Participant shall be entitled to all dividends paid with respect to Restricted Stock during the Period of Restriction and shall not be required to return any such dividends to the Company in the event of the forfeiture of the Restricted Stock.

                           (d) The Participant shall be entitled to vote Restricted Stock during the Period of Restriction.

                           (e) The Administrator shall determine whether Restricted Stock is to be delivered to the Participant with an appropriate legend imprinted on the certificate or if the shares are to be deposited in escrow pending removal of the restrictions.

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

                       SECTION 12. PERFORMANCE AWARDS

                           (a) Performance Period. For each Program, the
                               ------------------
         Administrator shall set forth a Performance Period over which performance will be measured to determine whether and in what amounts to pay Awards to Participants. Each Program must be established in writing prior to the expiration of any prescribed time period for the pre-establishment of performance goals under
         Section 162(m) of the Code. Each Program also shall set forth those individuals the Administrator believes may be or may become Covered Employees for the applicable Performance Period.

                           (b) Performance Criteria and Goals. All Awards
                               ------------------------------
         shall be based upon any one or more of the following financial measures of the Company: (i) pre-tax or after-tax return on equity or average assets; (ii) earnings per share; (iii) return on shareholders' equity; (iv) revenue growth; (v) pre-tax or after tax net income; (vi) book value per share; (vii) market price per share; (viii) relative performance per peer group companies; (ix) expense management; and (x) efficiency ratio. For each Program and for each Participant, the Administrator shall designate one or more objective performance goals based upon one or more of the criteria listed above. No Award shall be paid if the applicable performance goals are not satisfied; provided, however, performance goals may include standards for partial achievement and provide for a partial award for partial achievement.

                           (c) Performance Awards. Performance Awards may
                               ------------------
         consist of cash, Options, Stock, Restricted Stock, Restricted Stock Units or a combination thereof, to be issued with or without any payment therefor, in the event the performance goals established by the Administrator are achieved during the Performance Period. For each Program, the Administrator shall designate an objective formula or standard for determining each Participant's Award. Except with respect to Awards payable to Covered Employees, and notwithstanding the failure to satisfy the applicable performance goal(s), the Administrator shall have the discretion to increase or reduce the amount of any Participant's Award above or below the standard or formula amount to reflect individual performance and/or unanticipated factors; the Administrator may only reduce the amount of an Award payable to Covered Employees below the standard or formula amount to reflect individual performance and/or unanticipated factors. Actual payment of the Award earned shall be in cash, Stock, Restricted Stock, Restricted Stock Units or in a combination thereof, in a single sum or in periodic installments, all as the Administrator in its sole discretion determines. If Stock or Restricted Stock is used, the Participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued. No Performance Award shall entitle any individual to receive more than 25,000 shares of Stock and the maximum Performance Award payable during any Plan Year to all Participants at any one Subsidiary (excluding any additional cash payment) shall not exceed $250,000.

                           (d) Payment of Awards. After the close of each
                               -----------------
         Performance Period, the Administrator shall certify in writing the achievement of the applicable performance goal(s) and the amounts of any Awards payable to the Participants under the applicable formula(s) or standard(s). All or part of the Awards payable to Participants who are not Covered Employees may be paid prior to the end of a Performance Period on an estimated basis, subject to adjustment in the discretion of the Administrator. All or part of the Awards payable to Covered Employees may be paid prior to the end of a Performance Period only if such earlier payment does not result in such Award failing to constitute qualified performance-based compensation under Section 162(m) of the Code (e.g., if achievement of the applicable performance goal(s) can be certified prior to the end of the Performance Period). Subject to the foregoing, the timing of payment of

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

         all Awards to both Covered Employees and Participants who are not Covered Employees shall be within the discretion of the Administrator.

                      SECTION 13. ADJUSTMENT PROVISIONS

                           (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan, the number of shares that may be granted in the form of Options, SARs, Restricted Stock, Restricted Stock Units or Performance Awards, the maximum number of shares available to a particular Participant, and the number of shares covered by each outstanding Award, shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Award shall not be changed. Awards shall be deemed to contain provisions for their continuation or for other equitable adjustments after changes in Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

                           (b) Notwithstanding any other provision of this Plan or in any Award, and without affecting the number of shares reserved or available hereunder, the Board may authorize the equitable adjustment of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

                        SECTION 14. CHANGE OF CONTROL

                  Notwithstanding any other provision of this Plan, if the terms of an agreement under which the Administrator has granted an Award under this Plan shall provide for an acceleration of benefits upon a Change of Control, outstanding Awards shall become immediately and fully exercisable or payable according to the following terms:

                           (a) Any outstanding and unexercised Option shall become immediately and fully exercisable, and shall remain exercisable until it would otherwise expire by reason of lapse of time.

                           (b) During the six-month and seven-day period from and after a Change of Control (the "Exercise Period"), unless the Administrator shall determine otherwise at the time of grant, a Participant or Permitted Transferee, as the case may be, shall have the right, in lieu of the payment of the Base Price of the shares of Stock being purchased under an Option and by giving notice to the Administrator, to elect (within the Exercise Period) in lieu of exercise thereof, provided that if such Option is held by a Reporting Person either (i) such grant was approved by either the Board or the Administrator or (ii) more than six months have elapsed from the grant thereof, to surrender all or part of the Option to the Company and to receive in cash, within 30 days of such notice, an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the Base Price per share of Stock under the Option multiplied by the number of shares of Stock granted under the Option as to which the right granted under this Section 14(b) shall have been exercised. Change in Control Price shall mean the higher of (i) (A) for any period during which Common Stock is authorized as a Nasdaq National Market security, the highest price per share as quoted by the Nasdaq, (B) for any period during which Common Stock shall not be authorized as a Nasdaq National Market Security but when Common Stock shall be listed for trading on a national securities exchange, the highest closing price per share of Common Stock on such exchange as of the close of such trading day, (C) for any period during which Common Stock shall not be authorized as a Nasdaq National Market security or listed for trading on a national securities exchange, but when

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

         Common Stock shall be authorized as a SmallCap Market security, the highest average of the high bid and low asked prices as reported by the Nasdaq, or (D) the highest market price per share of Common Stock as determined by an investment banking firm or certified public accountant selected by the Administrator in the event neither (A),
         (B) nor (C) above shall be applicable, in each case during the 60-day period prior to and ending on the date of the Change of Control, and (ii) if the Change of Control is the result of a transaction or series of transactions described in Section
         14(f)(i), (iii), (iv) or (v) hereof, the highest price per share of Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per share of Common Stock as reflected in a Schedule 13D by the person having made the acquisition); provided, however, that with respect to any Incentive Stock Option, the Change of Control Price shall not exceed the market price of a share of Common Stock (to the extent required pursuant to Section 422 of the Code) on the date of surrender thereof.

                           (c) Any outstanding and unexercised Stock
         Appreciation Rights (other than such rights which arise pursuant to Section 14(b) hereof) shall become exercisable as follows:

                               (i)   Any SAR described in Section 10(a)
                  or (b) shall continue to be treated as provided in those sections, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Administrator or (ii) held for six months prior to exercise.

                               (ii)  Any SAR described in Section 10(c)
                  shall be deemed to have been exercised if and when the Participant advises the Administrator in writing that the Participant elects to have Options with respect to which the SAR was granted treated as having lapsed, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Administrator or (ii) held for six months prior to exercise.

                               (iii) Any SAR described in Section 10(d)
                  shall be exercisable immediately, without regard to limitations imposed upon such exercise which are related to the passage of time, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Administrator or (ii) held for six months prior to exercise.

                           (d) Any Restricted Stock or Restricted Stock
         Units granted pursuant to Section 11 shall become immediately and fully transferable, and the Administrator shall be deemed to have exercised its discretion to waive any automatic forfeitures provided with respect to such Restricted Stock or Restricted Stock Units. Any shares held in escrow shall be delivered to the Participant and any share certificates shall not contain the legend specified by Section 11(e). Unless such award of Restricted Stock or Restricted Stock Units shall have been approved by either the Board and/or the Administrator, Reporting Persons shall not dispose of any Restricted Stock or Restricted Stock Units until six months following the date of award of such Restricted Stock or Restricted Stock Units.

                           (e) Any Performance Award granted pursuant to
         Section 12 that has not expired or been forfeited shall be deemed to have been earned on the assumption that all performance goals have been achieved to the fullest extent scheduled in the Award. All payments shall be made promptly in a lump sum, notwithstanding any other provision for installment or deferred payment prescribed in the Award.

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

                           (f) For purposes of this Plan, Change of Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
         Schedule 14A of Regulation 14A promulgated under the Act (or successor reporting provisions); provided that, for purposes of this Plan, a Change in Control shall be deemed to have occurred if:
         (i) any Person (other than the Company or any Subsidiary) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company that represent 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's shareholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own at least fifty percent (50%), or such greater percentage as shall be set in any agreement with any Participant, or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

                       SECTION 15. NONTRANSFERABILITY

                  Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, that the Participant may, upon approval of the Administrator, transfer without consideration to a Permitted Transferee all or a portion of a Nonqualified Stock Option granted to such Participant. Awards granted under the Plan to a Participant shall be exercisable, during the Participant's lifetime, only by the Participant or a Permitted Transferee, as the case may be. In the event of the death of a Participant, exercise or payment shall be made only:

                          (a) By or to the Permitted Transferee, the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Award shall pass by will or the laws of descent and distribution; and

                           (b) To the extent that the deceased Participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of the Participant's death.

                              SECTION 16. TAXES

                  The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Company may defer making payment or delivery as to any Award if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Company at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on the Fair Market Value on the date of such notice. A Participant shall remain subject to withholding taxes upon the exercise of a Nonqualified Stock Option by a Permitted Transferee.

                     SECTION 17. NO RIGHT TO EMPLOYMENT

                  A Participant's right, if any, to continue to serve the Company and its Subsidiaries as an officer, Director, Employee or otherwise shall not be enlarged or otherwise affected by such individual's designation as a Participant under the Plan.

               SECTION 18. DURATION, AMENDMENT AND TERMINATION

                  No Award shall be granted more than ten years after the effective date of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other person as may then have an interest therein (notwithstanding the fact that an amendment or modification may cause an Option to no longer qualify as an Incentive Stock Option). Also, by mutual agreement between the Company and a Participant hereunder, Stock Options or other Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan. To the extent that any Stock Options or other Awards which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Administrator, and to the extent that any such Stock Options or other Awards would so qualify within the terms of the Plan, the Administrator shall have full and complete authority to grant Stock Options or other Awards that so qualify (including the authority to grant, simultaneously or otherwise, Stock Options or other Awards that do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such Stock Option or other Awards under the Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant's consent. No amendment of the Plan shall, without approval of the shareholders of the Company: (a) increase the total number of shares that may be issued under the Plan or increase the amount or type of Awards that may be granted under the Plan; (b) change the minimum purchase price, if any, of shares of Stock or Stock Units which may be made subject to Awards under the Plan; (c) modify the requirements as to eligibility for Awards under the Plan; or (d) cause the Plan not to comply with either Rule 16b-3, or any successor rule, under the Act or Section 162(m) of the Code.

                      SECTION 19. SHAREHOLDER APPROVAL

                  The Plan shall be effective on October 18, 2001. The Plan shall be submitted for approval by the Shareholders of the Company at the 2002 Annual Meeting of Shareholders and the Company shall file a registration statement covering the shares of Stock to be issued under the Plan. If the Shareholders do not approve the Plan or if such registration statement is not filed or does not become effective, it, and any action taken hereunder, shall be void and of no effect.

                          SECTION 20. MISCELLANEOUS

                           (a) Governing Law. Subject to the provisions of
                               -------------
         applicable federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Missouri excluding its conflict of law rules.

                           (b) Severability. The invalidity of any
                               ------------
         particular clause, provision or covenant herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.

         The undersigned hereby certifies that the Plan was adopted by the unanimous consent of the Board of Directors of the Company as of October 18, 2001.





                                             Shaun R. Hayes, President

                      ALLEGIANT BANCORP, INC.
              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           APRIL 18, 2002

The undersigned hereby appoints Kevin R. Farrell and Leon A. Felman, and each of them, with or without the other, proxies with full power of substitution to vote as designated below, all shares of common stock, $0.01 par value, of Allegiant Bancorp, Inc., that the undersigned signatory hereof is entitled to vote at the Annual Meeting of Shareholders of Allegiant Bancorp, Inc. to be held at The Missouri History Museum, 5700 Lindell Blvd., (intersection of Lindell and DeBaliviere), St. Louis, MO 63112 at 4:00 p.m., local time, April 18, 2002, and all adjournments or postponements thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1. ELECTION OF CLASS II DIRECTORS (three-year term expiring in 2005) The Board of Directors recommends voting "FOR" the election of the following nominees as Class II directors.

   NOMINEES: Robert L. Chambers, Leland B. Curtis, Shaun R. Hayes and
             John L. Weiss

   / / FOR all nominees listed above (except as marked to the contrary above)
   / / WITHHOLD AUTHORITY (to vote for all nominees listed above)

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above. Failure to follow this procedure to withhold authority to vote for any individual nominee will result in the granting of authority to vote for the election of such nominee.)

2. APPROVAL AND ADOPTION OF THE ALLEGIANT BANCORP, INC. 2002 STOCK
   INCENTIVE PLAN
   The Board of Directors recommends voting "FOR" the approval and adoption of the 2002 Stock Incentive Plan.
   / / FOR                   / / AGAINST                   / / ABSTAIN

3. APPROVAL AND ADOPTION OF THE AMENDMENT TO THE ALLEGIANT BANCORP, INC. 2000 STOCK INCENTIVE PLAN
   The Board of Directors recommends voting "FOR" the approval and adoption of the amendment of the 2002 Stock Incentive Plan.
   / / FOR                   / / AGAINST                   / / ABSTAIN

4. Shareholder PROPOSAL for MEMBERSHIP as a Class II Director
   The Board of Directors recommends voting "AGAINST" the shareholder proposal in Item No. 4.
   nominee: Michael A. Deelo      / / FOR                  / / AGAINST

(This proposal for election for membership on Allegiant Bancorp, Inc.'s Board of Directors was made by a shareholder proposal pursuant to the Securities Exchange Act of 1934. Although Allegiant Bancorp, Inc. has included the shareholder proposal in the Proxy Statement and this Proxy, the shareholder failed to comply with the director nomination procedures set forth in the By-Laws of Allegiant Bancorp, Inc., which require a shareholder to provide the Company written notice of his or her intent to nominate an individual for election to the Board of Directors at this year's annual meeting not earlier than the 90th day prior to the annual meeting nor later than the close of business on the 60th day prior to the annual meeting. As a result of the shareholder's failure to comply with the By-Laws, Michael A. Deelo may not be properly nominated for director at the meeting. Accordingly, an instruction to vote "FOR" the shareholder proposal will not be cast by the proxies as instructed.)

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponements thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s), except as otherwise set forth in Item 4. If no direction is made, this Proxy will be voted "FOR" the election of all nominees set forth in Item 1 and "FOR" the approval and adoption of the 2002 Stock Incentive Plan and the amendment to the 2000 Stock Incentive Plan and "AGAINST" the shareholder proposal in Item No.
4. The proxies cannot vote your shares unless you sign and return this card.

     This Proxy is solicited on behalf of the Board of Directors

The Board of Directors recommends voting "FOR" the election of Robert L. Chambers, Leland B. Curtis, Shaun R. Hayes and John L. Weiss as directors as set forth in Item No. 1 and "FOR" the approval and adoption of the 2002 Stock Incentive Plan as set forth in Item No. 2 and the approval and adoption of the amendment to the 2000 Stock Incentive Plan as set forth in Item No. 3. The Board of Directors recommends voting "AGAINST" the shareholder proposal in Item No. 4.


                              SIGNATURE(S):______________________________


                              SIGNATURE(S):______________________________
                              DATE:______________________________________

                              Please sign exactly as name appears
                              on this Proxy Card. When shares are
                              held by joint tenants, both should
                              sign. When signing as attorney-in-
                              fact, executor, administrator,
                              personal representative, trustee or
                              guardian, please give full title as
                              such. If a corporation, please sign
                              in full corporate name by President
                              or other authorized officer. If a
                              partnership, please sign in
                              partnership name by authorized
                              person.

                              PLEASE MARK, DATE, SIGN AND RETURN
                              THIS PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE

                                  APPENDIX


         Page 14 of the Proxy Statement contains a Total Return Performance Graph. The information in the graph is presented in a tabular format immediately following the graph.